UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2026 (February 19, 2026)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.
On February 19, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Healthcare Realty Trust Incorporated (the “Company”), elected to replace BDO USA, P.C. ("BDO") with Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of February 19, 2026.

BDO’s reports on the Company’s financial statements as of and for the years ended December 31, 2024 and 2025, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and 2025 and in the subsequent interim period through February 19, 2026, there were no "disagreements" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements.

During the fiscal years ended December 31, 2024 and 2025 and in the subsequent interim period through February 19, 2026, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has furnished BDO with a copy of the disclosures in this Item 4.01, and has requested that BDO furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not BDO agrees with the above statements of the Company in this Item 4.01. BDO furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2024 and 2025 and in the subsequent interim period through February 19, 2026, neither the Company nor anyone on its behalf consulted with Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

16	BDO USA, P.C. letter, dated February 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: February 23, 2026	By:	/s/ Daniel Gabbay
Name: Daniel Gabbay
Title: Executive Vice President and Chief Financial Officer